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                                                                   EXHIBIT 10.54



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                             SUBSCRIPTION AGREEMENT

                            DATED AS OF MAY 22, 1998

                                 BY AND BETWEEN

                           CREATIVE BIOMOLECULES, INC.


                                       AND

                          DELTA OPPORTUNITY FUND, LTD.



                              --------------------



                    SERIES 1998/A CONVERTIBLE PREFERRED STOCK



                              --------------------


                                Placement Agent:

                          DIAZ & ALTSCHUL CAPITAL, LLC

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                           CREATIVE BIOMOLECULES, INC.

                             SUBSCRIPTION AGREEMENT

                    SERIES 1998/A CONVERTIBLE PREFERRED STOCK

                                TABLE OF CONTENTS

                                                                            PAGE
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1.      DEFINITIONS..........................................................1

2.      AGREEMENT TO SUBSCRIBE...............................................6

        (a)    Subscription..................................................6
        (b)    Closing.......................................................6

3.      BUYER'S REPRESENTATIONS, WARRANTIES, ETC.............................6

        (a)    Purchase for Investment.......................................6
        (b)    Accredited Investor...........................................6
        (c)    Reoffers and Resales..........................................6
        (d)    Company Reliance..............................................6
        (e)    Information Provided..........................................7
        (f)    Absence of Approvals..........................................7
        (g)    Subscription Agreement........................................7
        (h)    Absence of Brokers, Finders, Etc..............................7

4.      COMPANY'S REPRESENTATIONS, WARRANTIES, ETC...........................8

        (a)    Organization and Authority....................................8
        (b)    Qualifications................................................8
        (c)    Capitalization................................................8
        (d)    Concerning the Shares and the Common Stock....................9
        (e)    Corporate Authorization.......................................9
        (f)    Non-contravention.............................................9
        (g)    Approvals.....................................................10
        (h)    Information Provided..........................................10
        (i)    SEC Filings...................................................10
        (j)    Conduct of Business...........................................10
        (k)    Absence of Certain Proceedings................................10
        (l)    Liabilities...................................................11
        (m)    Absence of Certain Changes....................................11
        (n)    Material Losses...............................................11
        (o)    Properties....................................................11
        (p)    Intellectual Property.........................................11


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        (q)    Compliance with Law...........................................12
        (r)    Absence of Brokers, Finders, Etc..............................12
        (s)    No Solicitation...............................................12
        (t)    Certain Issuances of Securities...............................12
        (u)    Tax Matters...................................................13
        (v)    Investment Company............................................13
        (w)    Absence of Rights Agreement...................................13

5.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS................................13

        (a)    Transfer Restrictions.........................................13
        (b)    Restrictive Legends...........................................13
        (c)    Transfer Agent Instruction....................................14
        (d)    Form D........................................................15
        (e)    Nasdaq Listing................................................15
        (f)    Use of Proceeds...............................................15
        (g)    State Securities Laws.........................................16
        (h)    Certain Issuances of Securities...............................16
        (i)    Limitation on Certain Actions.................................16
        (j)    Certain Registration Rights...................................17
        (k)    Best Efforts..................................................17

6.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.............17

7.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.....................17

8.      REGISTRATION RIGHTS..................................................18

        (a)    Mandatory Registration........................................18
        (b)    Obligations of the Company....................................19
        (c)    Obligations of the Buyer and other Investors..................22
        (d)    Reports under 1934 Act........................................23

9.      INDEMNIFICATION AND CONTRIBUTION.....................................24

        (a)    Indemnification...............................................24
        (b)    Contribution..................................................25
        (c)    Other Rights..................................................25

10.     MISCELLANEOUS........................................................25

        (a)    Governing Law.................................................25
        (b)    Headings......................................................25
        (c)    Severability..................................................26
        (d)    Notices.......................................................26
        (e)    Counterparts..................................................26
        (f)    Entire Agreement..............................................26


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        (g)    Waiver........................................................26
        (h)    Amendment.....................................................27
        (i)    Further Assurances............................................27
        (j)    Assignment of Rights..........................................27
        (k)    Certain Expenses..............................................27
        (l)    Survival......................................................28
        (m)    Public Statements, Press Releases, Etc........................28
        (n)    Construction..................................................28

SCHEDULES

Schedule 4(c)      Registration Rights

ANNEXES

Annex I            Form of Certificate of Designations
Annex II           Form of Transfer Agent Instruction
Annex III          Form of Opinion of Counsel to Be Delivered on Closing Date
Annex IV           Form of Irrevocable Instruction to Be Given by the Company to
                   the Transfer Agent Upon Effectiveness of SEC Registration
Annex V            Form of Opinion of Counsel to Be Delivered to Transfer Agent
                   Upon Effectiveness of SEC Registration


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                             SUBSCRIPTION AGREEMENT

               THIS SUBSCRIPTION AGREEMENT, dated as of May 22, 1998 (this "Agreement"), by and between CREATIVE BIOMOLECULES, INC., a Delaware corporation (the "Company"), with headquarters located at 45 South Street, Hopkinton, Massachusetts 01748, and [INVESTOR] (the "Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Company wishes to sell, and the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting Series 1998/A Convertible Preferred Stock of the Company which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the respective meanings provided in Section 1);

               WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D; and

               NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      DEFINITIONS

               (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

               (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

               (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Accrual Amount" shall have the meaning to be provided or provided in the Certificate of Designations.

               "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the


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possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

               "Blackout Period" means the period of up to 15 consecutive Trading Days after the date the Company notifies the Investors that they are required, pursuant to Section 8(c)(4), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 8(b)(5)(A), during which period, by reason of Section 8(b)(5)(B), the Company is not required to amend the Registration Statement or to supplement the Prospectus.

               "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

               "Certificate of Designations" means the Certificate of Designations of Series 1998/A Convertible Preferred Stock in the form attached hereto as Annex I, as the same is filed with the Secretary of State of the State of Delaware.

               "Claims" means any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), actually incurred by a Person or entity.

               "Closing Date" means 12:00 noon, New York City time, on May 27, 1998 or such other time as is mutually agreed between the Company and the Buyer.

               "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published opinions of general applicability thereof.

               "Common Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

               "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

               "Conversion Notice" means the Notice of Conversion of Series 1998/A Convertible Preferred Stock substantially in the form of Section 14(a) of the Certificate of Designations.

               "Conversion Price" shall have the meaning provided in the Certificate of Designations.

               "Equity Securities" means Common Stock or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock.



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               "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act.

               "Indemnified Person" means each Investor, the directors, if any, of such Investor, the officers or agents, if any, of such Investor, each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

               "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 8(b)(9).

               "Investor" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 5(a), 5(b), 8, 9, and 10 of this Agreement.

               "Majority Holders" shall have the meaning to be provided or provided in the Certificate of Designations.

               "Margin Stock" shall have the meaning provided in Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 207).

               "NASD" means the National Association of Securities Dealers, Inc.

               "Nasdaq" means the Nasdaq National Market.

               "Nasdaq Stock Market" means The Nasdaq Stock Market, Inc.

               "1997 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

               "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

               "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

               "Non-Responsive Investor" means an Investor who does not provide the Required Information to the Company at least three Business Days prior to the filing of the Registration Statement.



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               "Optional Redemption Event" shall have the meaning to be provided or provided in the Certificate of Designations.

               "Other Buyers" means each of the several holders of the Preferred Stock of the Company who purchased the Preferred Stock pursuant to the Other Subscription Agreements.

               "Other Subscription Agreements" means the several Subscription Agreements, dated as of the date hereof, by and between the Company and the several buyers named therein relating to the sale and purchase of shares of Preferred Stock.

               "Permitted Transferee" means any Person who is (1) an "accredited investor" as defined in Regulation D under the 1933 Act and (2) (A) an Affiliate of the Buyer, (B) a Person who, immediately prior to the re-transfer or assignment pursuant to this Agreement is a holder of shares of Preferred Stock or an Affiliate of any such holder or (C) is a Person who has the same principal investment adviser as the Buyer or any other holder of shares of Preferred Stock or whose principal investment adviser is any Affiliate of any such principal investment adviser.

               "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

               "Placement Agent" means Diaz & Altschul Capital, LLC, a New York limited liability company.

               "Preferred Shares" means the shares of Preferred Stock to be purchased by the Buyer pursuant to this Agreement, as set forth on the signature page of this Agreement.

               "Preferred Stock" shall mean the Series 1998/A Convertible Preferred Stock, $.01 par value per share, of the Company.

               "Prospectus" means the prospectus, including any preliminary prospectus, used in connection with the Registration Statement and any amendment or supplement thereto (including any documents or information incorporated therein by reference, whether before or after the SEC Effective Date).

               "Purchase Price" means the aggregate purchase price for the Preferred Shares set forth on the signature page of this Agreement.

               "Questionnaire" means the Prospective Purchaser Questionnaire completed by the Buyer and furnished to the Company in connection with this Agreement.

               "Records" shall mean all pertinent financial and other records, pertinent corporate documents and facilities of the Company and the Subsidiaries subject to inspection for the purposes provided in Section 8(b)(9).



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               "register," "registered," and "registration" refer to a
registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

               "Registrable Securities" means (1) the Common Shares, (2) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date the Certificate of Designations is filed with the Secretary of State of the State of Delaware, such other stock or other securities which are issued or issuable in respect of or in lieu of the Common Shares and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Shares.

               "Registration Period" means the period from the Closing Date to the earliest of (i) the date which is three years after the Closing Date, (ii) the date on which the Investors no longer own or have any right to acquire any Registrable Securities and (iii) the date on which each Investor may sell, pursuant to Rule 144, all Registrable Securities owned by such Investor or which such Investor has any right to acquire without the filing of any notice with the SEC and without restriction on the manner of sale or amount of securities sold.

               "Registration Rights Agreement" means the Second Amended and Restated Registration Rights Agreement, dated as of January 31, 1992, by and among the Company and the other parties thereto, as amended.

               "Registration Statement" means a registration statement on Form S-3 of the Company under the 1933 Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective Date).

               "Regulation D" means Regulation D promulgated by the SEC under the 1933 Act.

               "Required Information" means, with respect to each Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

               "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.



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               "Rule 144" means Rule 144 promulgated by the SEC under the 1933
Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell such securities to the public without registration under the 1933 Act.

               "SEC" means the Securities and Exchange Commission.

               "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

               "SEC Reports" means (1) the Company's Current Report on Form 8-K, dated October 10, 1997, (2) the 1997 10-K, (3) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998, and (4) to the extent incorporated by reference in the 1997 10-K, the Company's definitive proxy statement for its 1998 Annual Meeting of Stockholders, in each case as filed with the SEC.

               "Shares" means the Preferred Shares and the Common Shares.

               "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

               "Trading Day" means a day on whichever of (x) the national securities exchange, (y) the Nasdaq or (z) such other securities market, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

               "Transaction Documents" means, individually or collectively, this Agreement, the Certificate of Designations and the Transfer Agent Instruction.

               "Transfer Agent" means ChaseMellon Shareholder Services, L.L.C., or any successor thereof, serving as transfer agent and registrar for the Common Stock and conversion agent for the Preferred Stock.

               "Transfer Agent Instruction" means the instruction from the Company to the Transfer Agent for the benefit of the Buyer and the Other Buyers, in substantially the form attached hereto as ANNEX II.

               "Violation" means

               (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading at the time the Registration Statement or post-effective amendment was declared effective by the SEC,




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               (ii)  any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

               (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

               (iv) any breach or alleged breach by any Person other than the Buyer of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

2.      AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

(a) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the number of Preferred Shares set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations attached hereto as ANNEX I, at the price per share and for the Purchase Price set forth on the signature page of this Agreement. The Purchase Price shall be payable in United States Dollars.

(b) CLOSING. The issuance and sale of the Preferred Shares shall occur on the Closing Date at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York. At the closing, upon the terms and subject to the conditions of this Agreement (1) the Company shall issue and deliver to the Buyer the Preferred Shares, registered in the name of the Buyer or its nominee, against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (2) the Buyer shall pay the Purchase Price to the Company by wire transfer of immediately available funds to such account within the United States of America as the Company shall have specified by notice to the Buyer at least one Business Day prior to the Closing Date, against delivery by the Company to the Buyer of the Preferred Shares. The closing shall be deemed to occur simultaneous with the execution and delivery of this Agreement by the Company and the Buyer, and vice versa.

3.      BUYER'S REPRESENTATIONS, WARRANTIES, ETC.

               The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

(a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Preferred Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

(b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) or 501(a)(8) thereof;



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(c)     REOFFERS AND RESALES. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration;

(d) COMPANY RELIANCE. The Buyer understands that the Preferred Shares are being offered and sold, and the Common Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and to receive an offer of the Common Shares; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects;

(e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiary and information relating to the offer and sale of the Preferred Shares and the offer and, upon conversion of the Preferred Shares, sale of the Common Shares deemed relevant by them; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the Shares and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiary and have received satisfactory answers to any such inquiries (assuming no material misstatement or omission to state a material fact in the SEC Reports and the Company's responses to requests for information by the Buyer and its advisors, if any); without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports; the Buyer has, in connection with its decision to purchase the Preferred Shares, relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the Certificate of Designations and the Transfer Agent Instruction, as well as any investigation of the Company and the Subsidiary completed by the Buyer or its advisors, if any; the Buyer understands that its investment in the Shares involves a high degree of risk; and the Buyer understands that the offering of the Preferred Shares is being made to the Buyer as part of an offering without any minimum or maximum amount of the offering (subject, however, to the right of the Company at any time prior to execution and delivery of this Agreement by the Company, in its sole discretion, to accept or reject an offer by the Buyer to purchase the Preferred Shares);

(f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

(g) SUBSCRIPTION AGREEMENT. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other


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

agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated by the Transaction Documents; and this Agreement has been duly and validly authorized, duly executed and delivered on behalf of the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

(h) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar Person (other than the Placement Agent) is entitled to any commission, fee or other compensation by reason of action taken by the Buyer in connection with the transactions contemplated by this Agreement and the Buyer shall pay and indemnify and hold harmless the Company from, any claim made against the Company by any Person other than the Placement Agent for any such commission, fee or other compensation based on action taken by the Buyer in connection with the transactions contemplated by this Agreement.

4.      COMPANY'S REPRESENTATIONS, WARRANTIES, ETC.

               The Company represents and warrants to, and covenants and agrees with, the Buyer that:

(a) ORGANIZATION AND AUTHORITY. Each of the Company and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (i) each of the Company and the Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby; and the Company does not have any equity investment in any other Person other than the Subsidiary listed in
Exhibit 21 to the 1997 10-K.

(b) QUALIFICATIONS. The Company and the Subsidiary are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify would have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole.

(c)     CAPITALIZATION. The authorized capital stock of the Company consists of
(a) 50,000,000 shares of Common Stock of which 33,505,850 shares were outstanding as of the close of business on the date of this Agreement, all of which are fully paid and nonassessable; and (b) 10,000,000 shares of Preferred Stock, $.01 par value, none of which is outstanding, and of which 25,000 shares will be designated as Preferred Stock and issued pursuant to this Agreement and the Other Subscription Agreements. The 1997 10-K discloses as of December 31, 1997 all



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

outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into or exchangeable for, or otherwise entitling the holder to acquire Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; and from such date to the date hereof there has been no material change in the amount or terms of any of the foregoing except for the grant of options to purchase shares of Common Stock pursuant to the Company's stock option plans in effect on the date of this Agreement. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities, exchangeable securities, and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary; and, immediately following the closing on the Closing Date, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options, warrants, convertible securities, puts, other rights and stock option and similar plans (excluding the Preferred Shares and the shares of Preferred Stock to be issued pursuant to the Other Subscription Agreements) will be 10,197,801. No antidilution or similar adjustment with respect to any outstanding security of the Company will result from the issuance of the Preferred Stock or the conversion of shares of Preferred Stock. The outstanding shares of Common Stock and outstanding options, warrants and other securities entitling the holders to purchase or otherwise acquire Common Stock have been duly and validly authorized and issued. None of the outstanding shares of Common Stock or options, warrants and other such securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as set forth on SCHEDULE 4(c), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

(d) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Shares. The Company has duly reserved 5,500,000 shares of Common Stock for conversion of the shares of Preferred Stock, and such shares shall remain so reserved (subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Preferred Stock), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Certificate of Designations, so long as the Preferred Stock is convertible. The Common Stock is listed for trading on Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1996 by the NASD or the Nasdaq Stock Market of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

(e) CORPORATE AUTHORIZATION. The Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, the Certificate of Designations, when executed by the Company and filed with the Secretary of State of the State of Delaware, will be, and the Transfer Agent Instruction, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

(f) NON-CONTRAVENTION. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the issuance of the Shares as contemplated by this Agreement and the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term of the certificate of incorporation or by-laws of the Company or the Subsidiary, (ii) conflict with or result in a breach by the Company or the Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties or assets is bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or the Subsidiary or any of their respective properties or assets, or
(iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or the Subsidiary to own or lease and operate any of their respective properties and to conduct any of their respective businesses or the ability of the Company or the Subsidiary to make use thereof.

(g) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company or the Subsidiary for (1) the execution, delivery and performance by the Company of the Transaction Documents, (2) the issuance and sale of Common Shares upon conversion of the Preferred Shares as contemplated by this Agreement and the other Transaction Documents and (3) the performance by the Company of its other obligations under the Transaction Documents, other than (1) listing of the Common Shares on Nasdaq, (2) registration of the resale of the Common Shares under the 1933 Act as contemplated by Section 8, (3) as may be required under applicable state securities or

"blue sky" laws, and (4) filing of one or more Forms D with respect to the Shares as required under Regulation D.

(h) INFORMATION PROVIDED. The SEC Reports and the Transaction Documents do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were and are made, not misleading, it being understood that for purposes of this Section 4(h), any statement contained in the SEC Reports shall be deemed to be modified or superseded for purposes of this Section 4(h) to the extent such statement is modified or replaced by a statement in any SEC Report which was filed with the SEC on a later date, whether or not such later filed statement so states.

(i) SEC FILINGS. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since May 1, 1997. The SEC Reports complied, when filed, in all material respects, with all applicable requirements of the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Common Shares by the Buyer and any other Investor. The Company has not filed any reports with the SEC under the 1934 Act since December 31, 1997 other than the SEC Reports.

(j) CONDUCT OF BUSINESS. Except as set forth in the SEC Reports, since December 31, 1997, neither the Company nor the Subsidiary has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) consummated, or entered into any agreement with respect to, any transaction or event which would constitute an Optional Redemption Event. Except as disclosed in the SEC Reports, the Company and the Subsidiary own, possess or have obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate their respective properties, whether tangible or intangible, and to conduct their respective businesses or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole.

(k) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company and the Subsidiary, threatened against the Company or the Subsidiary, in any such case wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the knowledge of the Company after due inquiry, prospects of the Company and the Subsidiary, taken as a whole, or the transactions contemplated by the Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the

Transaction Documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by Section 8 of this Agreement is first ordered effective by the SEC; and to the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company or any current or former director or officer of the Company.

(l) LIABILITIES. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the 1997 10-K or disclosed in the SEC Reports, neither the Company nor the Subsidiary has any material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Except as disclosed or contemplated in the SEC Reports, subsequent to December 31, 1997, neither the Company nor the Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of their respective businesses.

(m) ABSENCE OF CERTAIN CHANGES. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole, except as disclosed in the SEC Reports.

(n) MATERIAL LOSSES. Since December 31, 1997, neither the Company nor the Subsidiary has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole.

(o) PROPERTIES. Each of the Company and the Subsidiary has marketable title to all property, real and personal (tangible and intangible), and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or the Subsidiary. The leases, licenses or other contracts or instruments under which the Company and the Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or the Subsidiary. Since January 1, 1996, neither the Company nor the Subsidiary has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

(p) INTELLECTUAL PROPERTY. Except as disclosed in the SEC Reports, each of the Company and the Subsidiary owns, or possesses rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or, to the Company's knowledge after due inquiry, used by it or which, to the Company's knowledge after due inquiry, are necessary for the conduct of the business of the Company and the Subsidiary as it is presently conducted or proposed to be conducted, except where the failure to own or possess adequate rights to use such patents, patent rights, inventions, trade secrets, service marks, trade names and copyrights would not have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole. Except as disclosed in the SEC Reports, neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to, any patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole.

(q) COMPLIANCE WITH LAW. Neither the Company nor the Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole; and neither the Company nor the Subsidiary is aware of any pending investigation which would reasonably be expected to lead to such a claim.

(r) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar Person other than the Placement Agent is entitled to any commission, fee or other compensation by reason of action taken by or on behalf of the Company in connection with the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any Person for any such commission, fee or other compensation.

(s) NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to its knowledge, any other Person acting on behalf of the Company, in respect of the Shares or in connection with the offer and sale of the Shares. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Shares or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and the

Other Subscription Agreements; and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any shares of Preferred Stock, shares of Common Stock or other securities of the Company, or solicit any offers to buy any shares of Preferred Stock, shares of Common Stock or other securities of the Company so as thereby to cause the issuance or sale of any of the Shares to be in violation of Section 5 of the 1933 Act.

(t) CERTAIN ISSUANCES OF SECURITIES. The Company has not issued any shares of Common Stock or shares of any series of preferred stock (other than the Preferred Shares and the shares of Preferred Stock being issued pursuant to the Other Subscription Agreements) or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Section 4460(i)(1)(D) of the rules of the NASD (or any successor or replacement provision thereof) and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof for purposes of such Section 4460(i)(1)(D) (or any successor or replacement provision thereof).

(u) TAX MATTERS. Each of the Company and the Subsidiary has filed all federal, state and material local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or the Subsidiary which has had (nor does the Company or the Subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any Subsidiary might have) a material adverse effect on the business, properties, operations, financial condition, results of operations or, to the Company's knowledge after due inquiry, prospects of the Company and the Subsidiary, taken as a whole.

(v) INVESTMENT COMPANY. Neither the Company nor the Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the SEC thereunder.

(w) ABSENCE OF RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

5.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

(a) TRANSFER RESTRICTIONS. The Buyer acknowledges and agrees that (1) the Preferred Shares have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in
Section 8, the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Preferred Shares and the Common Shares may not be transferred unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be transferred may be transferred without such registration; (2) no sale, assignment or other transfer of the Preferred Shares or any interest therein may be made except in accordance with the terms hereof; (3) the Common Shares may not be resold by the Buyer unless the resale has been registered under the 1933 Act or is made pursuant to an exemption from such registration; (4) any sale of the Shares made in reliance on

Rule 144 may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (5) the Company is under no obligation to register the Shares (other than registration of the resale of the Common Shares in accordance with Section 8) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder except as provided in Sections 5(e) and 8. The Buyer may not transfer the Common Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or in any supplement to the Prospectus forming part of the Registration Statement unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Common Shares may be transferred without registration under the 1933 Act.

(b) RESTRICTIVE LEGENDS. (1) The Buyer acknowledges and agrees that the certificates for the Preferred Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

        These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). The issuance to the holder of these securities of the shares of common stock issuable upon conversion of these securities are not covered by a registration statement under the Act. These securities have been acquired, and such shares of common stock must be acquired, for investment and may not be sold, transferred or assigned in the absence of an effective registration statement under the Act or an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration is not required under the Act.

        The number of shares constituting the portion of the Maximum Share Amount, as defined in the Certificate of Designations (the "Certificate of Designations"), allocated to the shares represented by this certificate for purposes of conversion thereof is ________. The number of shares constituting the portion of the Converted Restriction Amount, as defined in the Certificate of Designations, allocated to the shares represented by this certificate is ___________ through the date which is 365 days after the Issuance Date and _____________ thereafter. The number of shares represented by this certificate constituting the portion of the Aggregate Threshold Price Conversion Amount, as defined in the Certificate of Designations, allocated to this Certificate is ___________. The number of shares constituting the portion of the Redemption Exempt Amount, as defined in the Certificate of Designations, allocated to the shares represented by this certificate is
        ______________.

        SECTION 10(b)(3)(A) OF THE CERTIFICATE OF DESIGNATIONS PERMITS A HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO CONVERT SUCH SECURITIES IN ACCORDANCE WITH THE CERTIFICATE OF DESIGNATIONS WITHOUT BEING REQUIRED PHYSICALLY TO SURRENDER

        THIS CERTIFICATE TO THE COMPANY UNLESS ALL OF THE SECURITIES REPRESENTED HEREBY ARE SO CONVERTED. CONSEQUENTLY, FOLLOWING CONVERSION OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES STATED HEREON.

               (2) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by Section 8, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

               (3) Once the Registration Statement required to be filed by the Company pursuant to Section 8 has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the SEC Effective Date which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Preferred Shares or impose any stop-transfer restriction thereon.

(c) TRANSFER AGENT INSTRUCTION. Prior to the closing on the Closing Date, the Company will (1) execute and deliver to the Transfer Agent the Transfer Agent Instruction substantially in the form attached hereto as ANNEX II and pursuant thereto irrevocably instruct the Transfer Agent to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares in such amounts as specified from time to time in the Conversion Notices surrendered in connection with such conversions and (2) appoint the Transfer Agent the conversion agent for the Preferred Stock. The certificates for the Common Shares may bear the restrictive legend specified in Section 5(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares. The Company warrants that, except as otherwise expressly permitted by the Transfer Agent Instruction, no instruction other than (x) such instructions referred to in this Section 5(c), (y) stop transfer instructions to give effect to Section 5(a) hereof prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 8(b)(12) hereof will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(c) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act or an exemption therefrom upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with Section 5(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Shares and, in the case of the Common Shares, promptly, but in no event later than three Business Days after receipt of such opinion, instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this Section 5(c) shall limit the obligations of the Company under Section 8 of this Agreement.

(d) FORM D. The Company agrees to file with the SEC on a timely basis a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

(e) NASDAQ LISTING; REPORTING STATUS. The Company shall timely file with the Nasdaq Stock Market an application for listing of additional shares covering the Common Shares and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the timely listing of the Common Shares on Nasdaq in accordance with the rules of the Nasdaq Stock Market. So long as the Buyer beneficially owns any Preferred Shares or Common Shares, the Company will use its best efforts to maintain the listing of the Common Stock on Nasdaq or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. So long as the Buyer owns any Shares, the Company shall furnish to the Buyer copies of all (x) Current Reports on Form 8-K and (y) upon request of the Buyer, other reports and other information, in each such case filed by the Company with the SEC pursuant to Sections 13, 14(a), 14(c) and 15(d) of the 1934 Act promptly, but in no event later than five days after the same are filed with the SEC or so requested, as the case may be.

(f) USE OF PROCEEDS. The Company does not own or have any present intention of acquiring any Margin Stock. The proceeds of sale of the Preferred Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly
(1) to make any loan to or investment in any other Person other than a Person engaged in a business of a type similar to the business engaged in by the Company and the Subsidiary or otherwise in the ordinary course of the Company's business or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, U, X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

(g) STATE SECURITIES LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares for sale to the Buyer pursuant to this Agreement, and the Common Shares for issuance to the Buyer on conversion of the Preferred Shares, under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Preferred Shares pursuant to this Agreement and the issuance to the Buyer of Common Shares on conversion of the Preferred Shares. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or (5) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date to the extent obtained.

(h) CERTAIN ISSUANCES OF SECURITIES. (1) Unless the Company obtains the Stockholder Approval (as defined in the Certificate of Designations) or a waiver thereof from the Nasdaq Stock Market, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of
Section 4460(i)(1)(D) of the rules of the NASD (or any successor or replacement provision thereof) and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof or in payment of dividends thereon for purposes of such Section 4460(i)(1)(D) (or any successor or replacement provision thereof).

               (2) During the period from the date of execution and delivery of this Agreement by the parties hereto to the date which is 90 days after the Closing Date, without the prior written consent of the Majority Holders the Company shall not offer, sell, contract to sell or issue (or engage any Person to assist the Company in taking any such action) (A) any securities having conversion terms similar to the Preferred Stock or (B) any Equity Securities which are Common Stock, or which entitle the holder to acquire Common Stock, at a price below the market price of the Common Stock; provided, however, that nothing in this Section 5(h)(2) shall prohibit the Company from issuing securities (w) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (x) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding on the date of this Agreement, (y) in connection with a strategic alliance, collaboration, joint venture, partnership, or other similar arrangement of the Company with another Person which is engaged in a business similar or related to the business of the Company and the Subsidiary and (z) pursuant to an underwritten offering for cash on a firm commitment basis.

(i) LIMITATION ON CERTAIN ACTIONS. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Preferred Shares, the Company (1) shall comply with Sections 5 and 12 of the Certificate of Designations as if the Preferred Shares were outstanding and (2) shall not take any action which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the passage of time or both, would constitute an Optional Redemption Event.

(j) CERTAIN REGISTRATION RIGHTS. The Company shall give timely notice to the Persons who have rights to registration of securities pursuant to the Registration Rights Agreement of the proposed filing of the Registration Statement. Prior to filing the Registration Statement with the SEC, the Company shall execute and deliver, and use its best efforts to obtain the agreement of a sufficient number of persons entitled to registration rights under the Registration Rights Agreement to, an amendment or waiver of such rights in respect of the filing of the Registration Statement. If prior to the filing of the Registration the Company is unable to effect such amendment or waiver, then in lieu of inclusion in the Registration Statement of securities of the persons entitled to such registration rights under the Registration Rights Agreement, the Company shall include such securities in a registration statement separate from the Registration Statement, which registration statement shall be filed with the SEC when required by the Registration Rights Agreement. The Company shall provide a copy of any such amendment or waiver promptly after the same becomes effective and shall notify the Buyer prior to filing the Registration Statement with the SEC if such amendment or waiver has not been obtained prior to such filing.

(k) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

6.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

               The Buyer understands that the Company's obligation to sell the Preferred Shares to the Buyer on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

               (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

               (b) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall be true and correct on the Closing Date as if made on the Closing Date and the Buyer shall have performed on or before the Closing Date all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

7.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

               The Company understands that the Buyer's obligation to purchase the Preferred Shares on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

               (a) The Transfer Agent shall have agreed to and accepted the Transfer Agent Instruction in the form attached hereto as ANNEX II as evidenced by its execution thereof and returning a copy thereof to the Company, and the Company shall have furnished a copy thereof to the Buyer;

               (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

               (c) The representations and warranties of the Company contained in this Agreement and each other agreement or instrument executed and delivered by the Company in connection with this Agreement shall be true and correct on the Closing Date as if made on the Closing Date; and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or therein and required to be performed by the Company on or before the Closing Date;

               (d) No event which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the lapse of time, or both, would constitute an Optional Redemption Event shall have occurred and be continuing;

               (e) The Company shall have delivered to the Buyer its certificate, dated the Closing Date, duly executed by its Chief Executive Officer or Chief Financial Officer, to the effect set forth in subparagraphs
(b), (c), and (d) of this Section 7;

               (f) The Buyer shall have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations;

               (g) The Buyer shall have received a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(3) such other matters as reasonably requested by the Buyer;

               (h) The Buyer shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto; and

               (i) On the Closing Date, (i) trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the Commonwealth of Massachusetts or the State of New York shall not have been declared by either federal or state authorities.

8.      REGISTRATION RIGHTS.

(a) MANDATORY REGISTRATION. (1) The Company shall prepare promptly and, on or prior to the date which is 20 days after the Closing Date, file with the SEC a Registration Statement on Form S-3 covering the resale by the Buyer of a number of shares of Common Stock equal to at least the number of Common Shares issuable to the Buyer upon conversion of the Preferred Shares, determined at the Conversion Price which is applicable on the day the Registration Statement is filed with the SEC and as if the Accrual Amount had accrued for 18 months on such Preferred Shares (and determined without regard to the limitation on beneficial ownership contained in the second sentence of Section 10(a)(1) of the Certificate of Designations) and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions. If, notwithstanding Rule 416 under the 1933 Act, the Registration Statement is not deemed to cover such indeterminate number of additional shares of Common Stock as shall be issuable upon conversion of the Preferred Shares based on changes from time to time in the Conversion Price such that at any time the number of additional shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 8(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted Preferred Shares, then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 8(a)) covering such number of shares of Common Stock as shall be sufficient to permit such conversion; provided, however, that nothing in this Section 8(a) shall limit the rights of the holders of the Preferred Shares to have all or a portion of the Preferred Shares redeemed pursuant to Section 11 of the Certificate of Designations. For all purposes of this Agreement each such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to this Section 8(a), and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this Section 8(a).

               (2) Prior to the SEC Effective Date or during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any of Registrable Securities, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than any registration statement on Form S-8 and except that prior to the SEC Effective Date the Company may file one or more Registration Statements in accordance with Section 5(j).

(b) OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

               (1) use its best efforts to cause the Registration Statement referred to in the first sentence of Section 8(a)(1) to become effective as promptly as possible after the Closing Date, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and any reports filed by the Company under the 1934 Act which are incorporated by reference therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus (including any reports filed by the Company under the 1934 Act which are incorporated by reference therein and any amendments or supplements thereto), at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus (and each such amendment or supplement) is required by this Agreement to be available for use by any Investor, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

               (2) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period (other than during any Blackout Period in which the provisions of Section 8(b)(5)(B) are applicable), and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

               (3) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, (2) one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(9), and
(3) such number of copies of a Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

               (4) use its best efforts to (i) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request, (ii) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (iii) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company, or (V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

               (5) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to Section 8(b)(5)(B), use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

               (B) notwithstanding Section 8(b)(5)(A) above, if at the time the Company notifies the Investors as contemplated by Section 8(b)(5)(A) the Company also notifies the Investors that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of
(x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that in any period of 365 consecutive days the Company shall not be entitled to avail itself of its rights under this
Section 8(b)(5)(B) with
respect to more than two Blackout Periods and; provided further, however, that no Blackout Period may commence sooner than 90 days after the end of another Blackout Period.

               (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

               (7) permit the Investors who hold Registrable Securities being included in the Registration Statement and a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and shall not file any such document which contains information about such Investor or the Registrable Securities in a form to which any Investor or such counsel reasonably objects; provided, however, that, if the Company shall have so provided any such document for prior review, any delay in filing caused by any such objection as to which there is a bona fide disagreement with the Company shall operate to extend any deadline for filing applicable to the Company until a reasonable period of time following the date upon which such disagreement is resolved.

               (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

               (9) make available for inspection by any Investor and any Inspector retained by any such Investor, at such Investor's sole expense, all Records as shall be reasonably necessary to enable such Investor to exercise its due diligence responsibility and cause the Company's and the Subsidiaries' officers, directors and employees to supply all information which such Investor or Inspector may reasonably request for purposes of such due diligence; provided, however, that such Investor shall hold in confidence and shall not make any disclosure of any Record or other information which the Company determines in good faith to be confidential, and of which determination such Investor is so notified, unless (i) the disclosure of such Record is necessary to avoid or correct a misstatement or omission in any Registration Statement,
(ii) the release of such Record is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Record has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 8(b)(9), which agreement shall permit such Inspector to disclose such information to the Investor who has retained such Inspector. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

               (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on Nasdaq at such time as required by the rules of the Nasdaq Stock Market or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

               (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the SEC Effective Date;

               (12) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, the Company shall (i) deliver to the Transfer Agent (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as ANNEX IV and (ii) cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in such Registration Statement and to the Transfer Agent an opinion of such counsel, in the form attached hereto as ANNEX V;

               (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

               (14) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

(c) OBLIGATIONS OF THE BUYER AND OTHER INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

               (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such of the Required Information as shall be reasonably requested by the Company to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five Business Days prior to the first filing date of the Registration Statement, the Company shall notify each Investor of the Required Information if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least three Business Days prior to the filing date the Company has not received the Required Information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of such Non-Responsive Investor promptly after such Non-Responsive Investor provides the Required Information and any Other Buyer who did not timely provide information for inclusion in the Registration Statement pursuant to any Other Subscription Agreement provides such information and thereafter to comply with the provisions of this Agreement and the other Transaction Documents with respect to such Registration Statement;

               (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

               (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with the registration requirements of applicable securities laws or an exemption therefrom and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in writing in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

               (4) Each Investor acknowledges that there may occasionally be times as specified in Section 8(b)(5) or 8(b)(6) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 8(b)(5) or

8(b)(6) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus; and

               (5) In connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker, such Investor shall instruct its broker or brokers to deliver the Prospectus to the purchaser (or the broker therefor) in connection with such sale and shall supply copies of such Prospectus to such Investor's broker; (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and
(C) if such sale is made by any means other than those described in the immediately preceding clauses (A) and (B), such Investor shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act applicable to such sale.

(d) REPORTS UNDER 1934 ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

               (1) so long as each Investor owns or has the right to acquire Registrable Securities, promptly upon request, furnish to such Investor such information as may be necessary, and otherwise reasonably cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

               (2) if at any time the Company is not required to file reports with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

9.      INDEMNIFICATION AND CONTRIBUTION.

(a) INDEMNIFICATION. (1) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation or any of the transactions contemplated by this Agreement. Subject to the restrictions set forth in Section 9(a)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(1) shall not apply to: (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if the Prospectus or such amendment or supplement thereto was timely made available by the Company pursuant to Section 8(b)(3) hereof; (II) any Claim arising out of or based on any statement or omission in any Prospectus which was corrected in any subsequent Prospectus that was delivered to the Indemnified Person prior to the pertinent sale or sales by the Indemnified Person; (III) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company; and (IV) an Indemnified Person with respect to a Claim which arises solely from the failure of such Indemnified Person to comply in any material respect with Section 8(c)(5). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

               (2) In connection with the Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any amendment thereof or supplement thereto; provided, however, that the indemnity agreement contained in this Section 9(a)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 9(a)(2) for only that amount of a Claim as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceeds the price paid by such Investor for such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

               (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9(a), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(b) CONTRIBUTION. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (b) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (c) contribution by any Investor shall be limited to the amount by which the proceeds received by such Investor from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities.

(c) OTHER RIGHTS. The indemnification and contribution provided in this Section shall be in addition to any other rights and remedies available at law or in equity.

10.     MISCELLANEOUS.

(a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

(b) HEADINGS. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.




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

(d) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (telephone line facsimile transmission number (617) 912-2991) or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement with a copy to Diaz & Altschul Advisors, LLC, 745 Fifth Avenue, Suite 3001, New York, New York 10151 (telephone line facsimile transmission number (212) 751-5757) or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement, with a copy to: Diaz & Altschul Advisors, LLC, 745 Fifth Avenue, Suite 3001, New York, New York 10151 (telephone line facsimile transmission number (212) 751-5757), until the Buyer shall designate another address for such purpose. In each case, a copy shall be sent to: Diaz & Altschul Capital, LLC, 745 Fifth Avenue, Suite 3001, New York, New York 10151 (telephone line facsimile transmission number (212) 751-5757).

(e) COUNTERPARTS; DATING. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and
(3) the date of execution and delivery of this Agreement, or the date of execution and delivery of this Agreement by the Buyer and the Company, shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

(f) ENTIRE AGREEMENT; BENEFIT. This Agreement, including the Annexes and Schedules hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein. This Agreement, including the Annexes and Schedules hereto, supersedes all prior agreements and understandings, whether written or oral among the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of the Company, the Buyer and their respective successors and permitted assigns.

(g) WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

(h) AMENDMENT. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

(i) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

(j) ASSIGNMENT OF RIGHTS. The rights of the Buyer or any other Investor under Sections 5(a), 5(b), 8, 9, and 10 shall be automatically assigned by such Investor to any Permitted Transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Preferred Shares) only if:
(1) such Investor agrees in writing with such Permitted Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such Permitted Transferee and (B) the securities with respect to which such rights are being transferred or assigned, (3) in the case of any assignment of rights under Section 8, immediately following such transfer or assignment the further disposition of such securities by such Permitted Transferee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the written notice contemplated by clause (2) of this sentence such Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained in Sections 5(a), 5(b), 8, 9, and 10 hereof. Upon any such assignment, the Company shall be obligated to such Permitted Transferee to perform all of its covenants under Sections 5, 8, 9, and 10 as if such Permitted Transferee were the Buyer. Neither the Buyer nor any other Investor shall transfer the Preferred Shares to any Person other than a Permitted Transferee without the prior written consent of the Company, which consent may not be unreasonably withheld. In the case of any assignment of rights under Section 8, the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Buyer or other Investor and such Permitted Transferee to assure that the Registration Statement and related Prospectus are available for use by such Permitted Transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

(k) CERTAIN EXPENSES. The Company and the Buyer shall be responsible for their expenses (including, without limitation, their respective legal fees and expenses of their counsel) incurred



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

by them in connection with the negotiation and execution of, and closing under, this Agreement. All reasonable expenses incurred in connection with securities registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, but excluding (a) fees , discounts, commissions, and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investors and (c) fees and expenses of counsel for the Investors. The Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) any default or breach of any of the Company's obligations set forth in any of the Transaction Documents and (2) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as provided in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with the Transaction Documents and the transactions contemplated thereby. Nothing herein shall limit the rights of Diaz & Altschul Capital, LLC under its Engagement Agreement with the Company.

(l) SURVIVAL. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the execution and delivery of this Agreement and the delivery of and payment for the Preferred Shares and shall remain in full force and effect (as of the dates made and deemed to be made) regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company, except that, in the case of the representations and warranties such survival shall be limited to the period of six years following the Closing Date (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties).

(m) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations or the Nasdaq Stock Market.

(n) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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


               IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized on the date first set forth above.


NUMBER OF SHARES:

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $


                                      [INVESTOR]



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                      Address:


                                      Facsimile No:


                                      CREATIVE BIOMOLECULES, INC.



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       34